UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2010
CLEAN DIESEL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33710	06-1393453

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1100, 10 Middle Street, Bridgeport, CT	06604

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (203) 416-5290
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
     On August 31, 2010, Clean Diesel Technologies, Inc. issued a press release, attached hereto as Exhibit 99.1 and incorporated by reference herein, describing its progress towards holding its annual meeting of stockholders, at which stockholders will be asked to approve the steps necessary to effect the previously announced combination of Clean Diesel with Catalytic Solutions, Inc.
ITEM 9.01 STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 31, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Diesel Technologies, Inc.
By:	/s/
Charles W. Grinnell
Its: Corporate Secretary

Dated: August 31, 2010

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 31, 2010